UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 5, 2016

Atlas Growth Partners, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-55603	80-0906030
(Commission File Number)	(IRS Employer Identification No.)

Park Place Corporate Center One 1000 Commerce Drive, Suite 400 Pittsburgh, PA	15275
(Address of Principal Executive Offices)	(Zip Code)

800-251-0171

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 21, 2015, Atlas Growth Partners, L.P. (the “Partnership”) filed a registration statement on Form S-1 (File No. 333-207537) (the “Registration Statement”), with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”). The Registration Statement, which was declared effective by the SEC on April 5, 2016, registers the issuance and sale in a continuous offering (the “Offering”) of (1) up to a maximum aggregate amount of 100,000,000 Class A Common Units representing limited partner interests in the Partnership (“Class A Common Units”) and Class T Common Units representing limited partner interests in the Partnership (“Class T Common Units,” and collectively with Class A Common Units, the “Primary Offering Common Units”); (2) warrants (the “Warrants”) to purchase up to a maximum of 12,330,041 additional common units representing limited partner interests in the Partnership; (3) up to a maximum aggregate amount of 21,505,376 Class A Common Units (the “DRIP Common Units,” and collectively with the Primary Offering Common Units, the “Primary Offering Securities”), issuable pursuant to the Partnership’s distribution reinvestment plan (the “DRIP”); and (4) up to a maximum aggregate amount of common units representing limited partner interests in the Partnership equal to the sum of the aggregate number of (a) Class A Common Units, Class T Common Units and DRIP Common Units outstanding on the date on which the consummation of the listing of such common units on a national securities exchange occurs, and (b) common units issuable upon exercise of the Warrants.

Exclusive Dealer Manager Agreement

On April 5, 2016, in connection with the Offering, the Partnership entered into an Exclusive Dealer Manager Agreement (the “Exclusive Dealer Manager Agreement”) with Anthem Securities, Inc. (“Anthem”). Anthem is a subsidiary of Atlas Resource Partners, L.P. and is under common control with the Partnership.

Pursuant to the Exclusive Dealer Manager Agreement, the Partnership appointed Anthem to act as the agent and exclusive distributor to solicit and to retain soliciting dealers to solicit subscriptions for the Primary Offering Securities at the subscription price to be paid in cash. The Exclusive Dealer Manager Agreement contains customary representations, warranties and customary obligations of the Partnership and Anthem, and customary termination provisions. The Partnership has agreed to indemnify Anthem and the soliciting dealers and their respective indemnified parties, against certain liabilities, including liabilities under the Securities Act, and to contribute to payments Anthem and the soliciting dealers may be required to make because of any of those liabilities.

Pursuant to the Exclusive Dealer Manager Agreement, the Partnership will pay to Anthem a dealer manager fee of 3% of the gross proceeds from the sale of the Primary Offering Common Units and selling commissions of 7% of the selling price of each Class A Common Unit offered and 3% of the selling price of each Class T Common Unit offered in the Primary Offering. In addition, the amount of proceeds payable to the Partnership from the offering of the Class T Common Units also includes a distribution and unitholder servicing fee, in the amount of 4% of the gross proceeds, payable to Anthem in equal installments over 16 quarters funded by withholding $0.025 per unit per quarter from distributions otherwise payable to the holders of Class T Common Units.

The foregoing description of the Exclusive Dealer Manager Agreement is a summary only and is qualified in its entirety by the full text of the Exclusive Dealer Manager Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Atlas Growth Partners, L.P. Distribution Reinvestment Plan

Effective as of April 5, 2016, in connection with the Offering, the Partnership commenced the DRIP, which had been previously approved by the board of directors of the Partnership’s general partner. Pursuant to the DRIP, holders of the Partnership’s common units can elect to have the full amount of their cash distributions (other than certain excluded distributions as defined in the DRIP) reinvested to purchase additional common units at a price of $9.30 per unit.

The foregoing description of the DRIP is a summary only and is qualified in its entirety by the full text of the DRIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On April 5, 2016, in connection with the Offering, the Partnership amended and restated its existing partnership agreement by adopting the First Amended and Restated Partnership Agreement of Atlas Growth Partners, L.P., (the “Pre-Listing Partnership Agreement”). A description of the Pre-Listing Partnership Agreement is set forth in the prospectus contained in the Registration Statement in the sections entitled “Cash Distribution Policy and Restrictions on Distributions,” “Summary of the Partnership Agreement—The Partnership Agreement” and “Description of the Common Units.” The Pre-Listing Partnership Agreement, among other things, (i) establishes the Class A Common Units, the Class T Common Units and the Warrants, (ii) places certain restrictions on the activities of, and enlarges the fiduciary duties of, the Partnership’s general partner and (iii) clarifies certain tax matters.

The foregoing description of the Pre-Listing Partnership Agreement is a summary only and is qualified in its entirety by the full text of the Pre-Listing Partnership Agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

1.1	Exclusive Dealer Manager Agreement by and among Atlas Growth Partners, L.P., Atlas Growth Partners GP, LLC and Anthem Securities, Inc., dated April 5, 2016

3.1	First Amended and Restated Partnership Agreement of Atlas Growth Partners, L.P. dated as of April 5, 2016

10.1	Atlas Growth Partners, L.P. Distribution Reinvestment Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLAS GROWTH PARTNERS, L.P. By: Atlas Growth Partners GP, LLC, its general partner

By:	/s/ Jeffrey M. Slotterback
Jeffrey M. Slotterback
Chief Financial Officer

April 5, 2016

Exhibit Index

Exhibit No.	Exhibit Description

1.1	Exclusive Dealer Manager Agreement by and among Atlas Growth Partners, L.P., Atlas Growth Partners GP, LLC and Anthem Securities, Inc., dated April 5, 2016

3.1	First Amended and Restated Partnership Agreement of Atlas Growth Partners, L.P. dated as of April 5, 2016

10.1	Atlas Growth Partners, L.P. Distribution Reinvestment Plan